UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                    000-31152                76-0585701
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)

                         14114 Dallas Parkway, Suite 600
                               Dallas, Texas 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

      On March 29, 2005, we, Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., TravMed Acquisition Corporation, a wholly-owned subsidiary of CRDE Corp., TravMed USA, Inc. ("TravMed"), and the shareholders of TravMed completed the merger of TravMed Acquisition Corporation with and into TravMed USA, Inc. pursuant to the terms of the Agreement and Plan of Reorganization dated March 28, 2005.

      We hereby amend Item 9.01 of our current report on Form 8-K filed on April 1, 2005 to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b) within 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. Except as set forth in Item 9.01 below, no other changes are being made to our current report on Form 8-K filed on April 1, 2005.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      The financial statements of TravMed USA, Inc. and selected accounts of its affiliate required to be filed pursuant to Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1.

      (b) Pro Forma Financial Information.

      The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2.

      (c) Exhibits.

      Exhibit No.       Description
      -----------       --------------------------------------------------------
      99.1              Financial Statements of TravMed USA, Inc. and selected
                        accounts of its affiliate

      99.2              Pro Forma Financial Information

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRDENTIA CORP.


June 13, 2005                           By:        /s/ James J. TerBeest
                                            ------------------------------------
                                                     James J. TerBeest
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
99.1              Financial Statements of TravMed USA, Inc. and selected
                  accounts of its affiliate

99.2              Pro Forma Financial Information